Exhibit 10.1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

AMENDMENT NO. 2 TO SPONSORED RESEARCH AGREEMENT

This Amendment No. 2 to the Sponsored Research Agreement (“Amendment 2”) by and between by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, 3600 Civic Center Blvd, 9th Floor, Philadelphia, PA 19104-4310, and Cabaletta Bio, Inc., a Delaware corporation, having a place of business at 2929 Arch Street, Suite 600, Philadelphia, PA 19104 (formerly Tycho Therapeutics, Inc., a Delaware corporation having a place of business at 501 Northwick Lane, Villanova, PA 19085) (“Sponsor”) is effective as of May 1, 2020 (“Amendment Effective Date”).  Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties.”

Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Sponsored Research Agreement dated April 23, 2018 (“Agreement”), as amended by Amendment No. 1 dated May 1, 2020 (“Amendment 1”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended by Amendment 1; and

WHEREAS, the Parties now desire to amend the Agreement to clarify the aims, funding, and end dates set forth in the Agreement and Amendment 1.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

1.	Scope of work.
a.	The scope of work detailed in Attachment A to the Agreement shall be referred to herein as the “Original Workplan”.
b.	The additional scope of work detailed in Attachment A-1 of Amendment 1 shall be referred to herein as the “Supplemental Workplan”.
2.	[***].
3.	Term. Section 7.1 of the Agreement is hereby deleted and replaced with the following:

“Term. (a) The term of this Agreement as it applies to the Original Workplan shall begin on the Effective Date of the Agreement (April 23, 2018) and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement.

(b) The term of this Agreement as it applies to the Supplemental Workplan shall begin on the [***] and shall end on [***] unless terminated sooner pursuant to Sections 2.2 or 7.2 of the Agreement. The Agreement may be extended or renewed only by mutual written agreement by duly authorized representatives of the Parties.”

4.

Payment Terms.  The payment terms set forth in Attachment A-1 to Amendment 1 are intended to govern payments made in connection with work performed under the Supplemental Workplan only, and are not intended to govern payments made in connection with work performed under the Original Workplan.  Invoicing for and payments made in connection with the Original Workplan and the Supplemental Workplan will remain separate.  For clarity, the payment schedule with respect to both the Original Workplan and the Supplemental Workplan are unchanged by this amendment, with the last such payment with respect to the Original Workplan being due and payable on [***] and the last such payment with respect to the Supplemental Workplan being due and payable at the conclusion of the Supplemental Workplan as set forth in Attachment A-1 of Amendment 1.  In the event that, at the conclusion of the Original Workplan, the funding provided by Sponsor in consideration of the Research performed under the Original Workplan are greater than the amount expended in the performance by Penn of the Research performed under the Original Workplan, then the Parties shall discuss in good faith an amendment to the Agreement directed toward utilization of such excess funding.

5.

Entire Agreement of the Parties; Amendments.  The Agreement, including any Exhibits and as amended by Amendment 1 and this Amendment 2, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.  No waiver, modification or amendment of any provision of the Agreement and/or Amendment 1 and/or this Amendment 2 shall be valid or effective unless made in a writing referencing the Agreement and/or this Amendment 1 and/or this Amendment 2 and signed by a duly authorized officer of each Party.

6.

Counterparts.  This Amendment 2 may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument.  A portable document format (PDF) or electronic copy of this Amendment 2, including the signature pages, will be deemed an original.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Amendment as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA By: /s/ Christine S. Baxter Name: Christine S. Baxter Title: Sr. Assoc. Dir., Corp. Contracts	CABALETTA BIO, INC. By: /s/ Steven Nichtberger Name: Steven Nichtberger, M.D. Title: Chief Executive Officer

I have read and understood the responsibilities of the Principal Investigator: By: /s/ Aimee Payne Name: Aimee Payne, M.D., Ph.D.